Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
On February 28, 2012, we amended our revolving Credit Facility to reduce our expected first quarter 2012 minimum liquidity covenant of $500.0 million to $450.0 million and $350.0 million for the first and second quarters of 2012, respectively. This change will revert back to the original variable minimum liquidity covenant amount set forth in the Credit Facility at the end of the third quarter of 2012. We also revised the pricing grid for the applicable rate that we will pay for letters of credit and drawings under the facility by an increase of 25 basis points until June 30, 2012. On May 8, 2012, we further amended our Credit Facility to allow for a consolidated leverage ratio of not greater than 3.00 to 1.00 for the second and third quarters of 2012 and to set our minimum liquidity covenant at $400.0 million for the third quarter of 2012. In the fourth quarter of 2012, our consolidated leverage ratio covenant will revert back to 2.50 to 1.00 and our minimum liquidity covenant under this facility will require a minimum liquidity amount based on our consolidated EBITDA, as defined in the Credit Facility agreement. The interest rates on borrowings under the Credit Facility were also amended to the Eurocurrency rate plus 3.75% and the base rate plus 2.75%, as applicable. The Credit Facility was also amended to permit us to incur up to $250.0 million of convertible or subordinated unsecured indebtedness, subject to compliance with certain conditions.

On February 22, 2012, a rating agency downgraded the rating on our corporate and 2019 Senior Notes (see Note 13).  As a result of this downgrade, the counterparty to our $300.0 million non-recourse project construction financing revolver has a draw stop provision that disallows further draws under this revolver.  The absence of this liquidity may cause us to delay proceeding with the construction of some of our planned solar energy systems until the borrowing capacity can be renewed or replaced.  On February 29, 2012, our outstanding balance under this facility was $134.7 million. On February 29, 2012, an agreement was reached with one of the lenders in the syndication which would allow us to, subject to certain conditions, maintain availability under this facility of up to $70.0 million. On April 12, 2012, an amendment to this facility was executed with all parties to the facility, which resulted in the overall borrowing capacity being reduced from $300.0 million to $154.0 million, and which added another bank to the lender syndication.  The terms of the facility's draw stop provision were also modified such that our amended borrowing capacity is immediately available for draw.  As of April 12, 2012, $127.2 million was outstanding under this facility.  We continue to work with the lending syndicate to add additional lenders to the syndication and increase our borrowing capacity under this facility; however, there can be no assurances that we will be successful in doing so at terms that we find acceptable.  In the event additional construction debt is needed and the remainder of the original capacity is not renewed or replaced, we have the ability to draw upon the available capacity of our Credit Facility.  In the event we cannot renew, replace or backfill the remainder of the original capacity with other financing or have adequate net working capital, such inability to fund future projects may have an adverse impact on our business growth plans and financial position and results of operations.